SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2005
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MCI, Inc.

(Exact Name of Registrant as Specified in Charter)

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Delaware	001-10415	20-0533283
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

22001 Loudoun County Parkway, Ashburn,	20147
Virginia
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 886-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     Effective February 25, 2005, the Compensation Committee (the “Compensation Committee”) of MCI, Inc.’s (the “Company”) Board of Directors approved the payment of incentive awards to the Company’s named executive officers, other than the Chief Executive Officer, in respect of the second half of 2004. The incentive awards were made pursuant to the terms of the Company’s Corporate Variable Pay Plan (“CVPP”). These awards are based upon two factors: (1) financial performance targets, which the Company exceeded for the second half of 2004; and (2) the outstanding individual performance for each of the named executive officers during the second half of 2004. The following table sets forth the incentive awards made to the Company’s named executive officers, other than the Chief Executive Officer, in respect of the second half of 2004:

Name	Title	Incentive Award
Robert T. Blakely	Executive Vice President and Chief Financial Officer	$ 361,250
Jonathan C. Crane	Executive Vice President of Strategy and Corporate Development	$ 373,750
Wayne E. Huyard	President, U.S. Sales and Service	$ 465,000
Anastasia D. Kelly	Executive Vice President and General Counsel	$ 344,375

     The Compensation Committee also approved the incentive award for Michael D. Capellas, the Company’s Chief Executive Officer, in respect of the fiscal year 2004 performance period. In determining the incentive award for 2004, the Committee reviewed Mr. Capellas’ outstanding accomplishments during 2004, including: (1) completion of the restatement of the 2002 financial statements and subsequent filings of the 2002 and 2003 Form 10-K and associated filings; (2) leading the Company to successful emergence from bankruptcy protection in April 2004; (3) implementation of a business transformation plan leveraging the Company’s IP intelligence by launching a four pillars strategy; (4) relisting of the Company’s common stock on Nasdaq in July 2004; (5) stabilization of the Company’s finances, ensuring the employment of over 40,000 employees; and (6) successfully meeting the Corporation’s financial goals for 2004. The amount of the incentive award approved for Mr. Capellas was $5,000,000.

     In addition, on February 28, 2005, the Compensation Committee approved grants of restricted stock for the Company’s named executive officers. The following table sets forth the restricted stock awards made to the Company’s named executive officers:

Name	Title	Restricted Stock Awarded
Michael D. Capellas	Chief Executive Officer	357,241
Robert T. Blakely	Executive Vice President and Chief Financial Officer	133,370
Jonathan C. Crane	Executive Vice President of Strategy and Corporate Development	109,554
Wayne E. Huyard	President, U.S. Sales and Service	166,712
Anastasia D. Kelly	Executive Vice President and General Counsel	133,370

     The Company intends to provide additional information regarding the compensation awarded to the Company’s named executive officers in respect of and during the year ended December 31, 2004, in the proxy statement for the Company’s 2005 annual meeting of stockholder, which is expected to be filed with the Securities and Exchange Commission in April 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCI, INC.
(Registrant)

By:	/s/ Eric R. Slusser

	Name:	Eric R. Slusser
	Title:	Senior Vice President, Controller

Dated: March 3, 2005